===================================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 10, 2006

DRAVCO MINING INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50664	88-474904
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

580 Hornby Street
Suite 210
Vancouver, British Columbia
Canada V6C 3B6
(Address of principal executive offices and Zip Code)

(604) 687-6991
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

====================================================================================================

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 10, 2006, we amended the Letter of Intent dated May 24, 2006 to acquire from Nevada Sunrise LLC a 100% interest in the Golden Arrow property comprising of 254 lode claims plus 17 patented claims in Nye County, Nevada as follows:

Paragraph 2 was amended to provide for the completion of a private placement offering pursuant to Regulation S or D of the Securities Act of 1933, as amended, of not less than 6,000,000 common shares at a price of not less than US$1.00 per share.

Paragraph 5 was amended to extend the completion date of the transaction contemplated in the Letter of Intent to September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of August, 2006.

DRAVCO MINING INC.

BY:	RODNEY LOZINKSI
Rodney Lozinski, President, Principal Executive Officer, and sole member of the Board of Directors